United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 20, 1996


                         Canada Southern Petroleum Ltd.
             (Exact Name of registrant as specified in its charter)


    Nova Scotia, Canada              1-3793                   98-0085412
(State or other jurisdiction      (Commission               (IRS Employer
       of incorporation)          File Number)            Identification No.)


            Suite 1410, One Palliser Square, 125 Ninth Avenue, S.E.,
                        Calgary, Alberta, Canada T2P 1G2
                    (Address of principal executive offices)


        Registrant's telephone number, including area code (403) 269-7741


                                 Not Applicable
         (Former name or former address, if changed since last report.)

Item 5.  Other Events


     On December 20, 1996, the Company announced that the Court of Queen's Bench, in Calgary ruled in favor of allowing Amoco Canada's law firm to continue to represent Amoco in the Kotaneelee lawsuit. The Company expects it will appeal this decision.

         A press release relating to these developments is filed herewith as an exhibit and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

                  (99)     Additional Exhibits.

                  (a)      Press release dated December 20, 1996.

                                   SIGNATURES





         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                      CANADA SOUTHERN PETROLEUM LTD.
                                                (Registrant)




Date:  December 23, 1996              By /s/ Charles J. Horne
                                         --------------------
                                         Charles J. Horne
                                         President